January 6, 2006

Supplement

SUPPLEMENT DATED JANUARY 6, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY EUROPEAN EQUITY FUND INC.
Dated December 30, 2004

The third paragraph of the section of the Prospectus titled "Portfolio Management" is hereby replaced by the following:

The Fund is managed within the World Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund include Hywel George, a Managing Director of the Sub-Adviser, Roderick Bridge, Doriana Russo and Zhixin Shu, each an Executive Director of the Sub-Adviser, and Anne Marie Fleurbaaij and Katia Levy-Thevenon, each a Vice President of the Sub-Adviser.

Mr. George has been associated with the Sub-Adviser in an investment management capacity since December 2005 and joined the team managing the Fund in December 2005. Prior to December 2005, Mr. George was the Co-Chief Investment Officer of European Equities for Goldman Sachs Asset Management. Mr. Bridge has been associated with the Sub-Adviser in an investment management capacity since September 2005 and joined the team managing the Fund in October 2005. Prior to September 2005, Mr. Bridge was an analyst for Commerzbank Securities and HSBC. Ms. Fleurbaaij has been associated with the Sub-Adviser in an investment management capacity since August 1999 and joined the team managing the Fund in October 2004. Ms. Levy-Thevenon has been associated with the Sub-Adviser in an investment management capacity since December 2004 and joined the team managing the Fund in October 2005. Prior to December 2004, Ms. Levy-Thevenon worked at Norges Bank Investment Management, AXA Investment Managers Ltd and SEB Investment Management. Ms. Russo has been associated with the Sub-Adviser in an investment management capacity since January 2005 and joined the team managing the Fund in October 2005. Prior to January 2005, Ms. Russo was a Director of European Equity research at Citibank. Ms. Shu has been associated with the Sub-Adviser in an investment management capacity since April 2005 and joined the team managing the Fund in October 2005. Prior to April 2005, Ms. Shu was a Director of Investment Management at Newton Investment Management.

The Portfolio's investment process draws on the recommendations of Morgan Stanley Investment Management's (MSIM's) global research analysts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37908SPT-03